UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 10, 2009
RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11690 NW 105th Street
Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (305) 500-3726
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 10, 2009, Ryder System, Inc. issued a press release announcing that it commenced a cash tender offer to purchase up to $100 million aggregate principal amount of its outstanding 5.95% Notes due May 2011, 5.0% Notes due April 2011 and 4.625% Notes due April 2010. A copy of the press release announcing the offer is furnished hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit 99.1	Press Release, dated August 10, 2009, relating to Ryder System, Inc.’s offer to purchase certain of its outstanding notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2009	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert E. Sanchez
Robert E. Sanchez, Executive Vice
President and Chief Financial Officer